Exhibit 10.20 (b)
Contract Number __________
CONTRACT CARRIAGE AGREEMENT
(Interstate and Intrastate Movement in the Continental U.S.)
     This Contract Carriage Agreement (this “Agreement”) is entered into as of April 1, 2007, by and between TOYOTA MOTOR SALES, U.S.A., INC., a California corporation (“TMS/USA”) with its principal place of business at 19001 South Western Avenue, Torrance, California 90509, and ALLIED SYSTEMS, LTD. (L.P.), a Georgia limited partnership (“Carrier”) with its principal place of business at 160 Clairemont Avenue, Suite 200, Decatur, Georgia 30030.
RECITALS
     A. TMS/USA is engaged in the import, export, purchase and distribution of assembled Toyota, Lexus and Scion brand motor vehicles (“Vehicles”) in the continental United States (including Alaska).
     B. Carrier is a motor carrier actively and lawfully engaged in the business of transporting finished motor vehicles in intrastate and interstate commerce for compensation.
     C. TMS/USA and Carrier are parties to an Agreement for Transportation Services dated as of April 1, 1990 (as such agreement shall have been amended or supplemented from time to time, including without limitation by the Letter Agreements dated August 31, 2001, September 6, 2001, November 12, 2003 and December 22, 2004 and the oral agreement reached by the parties on or about January 10, 2006, in each case between TMS/USA, on behalf of itself and/or its affiliates, and Carrier, the “Current Agreement”), which Current Agreement expired in accordance with its terms on April 1, 2007.
     D. Carrier and its affiliates are currently subject to Chapter 11 bankruptcy proceedings (Case Nos. 05-12515 through 05-12537) (the “Bankruptcy Proceedings”) before the United States Bankruptcy Court, Northern District of Georgia (Atlanta) (such court and any successor court acquiring jurisdiction over the Bankruptcy Proceedings, the “Bankruptcy Court”).
     E. TMS/USA desires that Carrier continue to provide contract carriage service for transportation of the Vehicles between points in the continental United States designated by TMS/USA on the terms set forth in this new post-bankruptcy petition Agreement.
     F. Carrier desires to provide the contract carriage services to TMS/USA, and to meet the distinct needs of TMS/USA as set forth herein, including without limitation TMS/USA’s need for stable rates at agreed levels, for which TMS/USA will compensate Carrier at the rates hereinafter stated.

[XXXX]	Represents material deleted per the Company’s request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, based upon the above premises and in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

[XXXX]	Represents material deleted per the Company’s request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1. DEFINITIONS
     Whenever the terms below are used in this Agreement, they shall be defined as follows:
     1.1 “Actual Losses” shall have the meaning set forth in Section 7.1 hereof.
     1.2 “Bill of Lading” shall have the meaning set forth in Section 3.9 hereof.
     1.3 “Claim” shall have the meaning set forth in Section 7.3 hereof.
     1.4 “Contract Rates” shall be the respective amounts specified as Contract Rates for movements from applicable Origin Points to the applicable Destination Points as set forth in Appendix A.
     1.5 “Current Agreement” shall have the meaning set forth in Recital C hereof.
     1.6 “Damage Exceptions” shall have the meaning set forth in Section 3.10 hereof.
     1.7 “Damages” shall have the meaning set forth in Section 8.8 hereof.
     1.8 “Destination Points” shall mean the ultimate delivery points for movements as set forth in Appendix A.
     1.9 “Effective Date” shall mean the date upon which the Bankruptcy Court having jurisdiction over the Bankruptcy Proceedings shall enter an order, in form and substance acceptable to TMS/USA, authorizing Carrier to enter into and perform its obligations under this Agreement, which order shall, among other things, provide that: (a) this Agreement supersedes the Current Agreement and is not an extension or modification thereof, and (b) this Agreement is a post-petition contract and fully enforceable according to its own terms without reference to, or otherwise affected by, sections 362 and 365 of the Bankruptcy Code, 11 U.S.C.A. §§ 101 et seq. (the “Bankruptcy Code”). The Bankruptcy Court order shall also contain such additional terms and provisions as TMS/USA shall reasonably request.
     1.10 “Equipment” shall have the meaning set forth in Section 5.1 hereof.
     1.11 “FMCSA” shall mean the Federal Motor Carrier Safety Administration, U.S. Department of Transportation, the other governmental agencies, if any, listed in Appendix D attached hereto and incorporated herein by this reference, and similar governmental authorities and their respective successors, if any.
     1.12 “Latent damage” shall have the meaning set forth in Section 7.1 hereof.
     1.13 “Origin Points” shall be the originating locations as identified in Appendix A.
     1.14 “Qualified Soft-Tie Rig” shall mean an auto-carrier rig using soft-tie vehicle restraining technology approved by TMS/USA from time-to-time for use in transporting Vehicles. For purpose of this Agreement, a screw actuator model soft-tie rig manufactured by Boydstun Metal Works, Cottrell or Delevan/Lohr shall constitute a Qualified Soft-Tie Rig.

     1.15 “U.S.C.A.” shall mean the United States Code Annotated.
     1.16 “Vehicles” shall have the meaning set forth in Recital A hereof.
2. TERM
     The term of this Agreement shall commence on April 1, 2007 and, unless terminated earlier, including without limitation a termination pursuant to Section 12 hereof, shall continue until March 31, 2008. Upon the expiration of the initial term of this Agreement, the Agreement shall be extended automatically for successive one (1) year extension terms thereafter, unless: (a) either party notifies the other party in writing, at least sixty (60) days prior to the expiration of either the initial term or the then current one-year extension term, as the case may be, of its election not to have the Agreement extended for an additional one-year extension term, or (b) this Agreement is otherwise terminated pursuant to the provisions hereof.
3. OBLIGATIONS OF CARRIER
     3.1 Transportation of Vehicles. Subject to the terms and conditions contained in this Agreement, TMS/USA agrees to tender, or have a third party tender, Vehicles to Carrier for transportation by Carrier in its capacity as a motor carrier providing contract carriage in intrastate and interstate commerce from the Origin Points to the Destination Points specified in Appendix A. Carrier agrees to accept and deliver the Vehicles promptly and efficiently upon receipt of same, at Carrier’s sole cost and expense, and shall perform all of the other obligations hereunder as contract carriage in order to meet the distinct needs of TMS/USA. TMS/USA may designate the point or points where stop-offs, if any, shall be made for partial unloading. Deliveries shall be made within the time periods designated by TMS/USA as more fully discussed in Section 6 hereof. Whether or not Carrier is authorized to operate as such, each and every shipment tendered by TMS/USA to Carrier on or after April 1, 2007 shall be deemed tendered to Carrier for transportation in motor contract carriage service and subject only to the terms and conditions of this Agreement.
     3.2 Additional Origin and Destination Points. At its option, TMS/USA may add or delete any Origin Point or Destination Point to those initially set forth in Appendix A; provided, any such additional or deleted locations shall be subject to the mutual agreement of TMS/USA and Carrier; provided further, that nothing in (a) the foregoing proviso shall prohibit TMS/USA from ceasing shipment of Vehicles from any Origin Point or to any Destination Point or (b) this Section 3.2 shall affect or limit TMS/USA’s rights under Sections 4.3, 6.0 or 12.0 below. Carrier will implement said adjustments within the time deadlines requested by TMS/USA, and Appendix A shall be deemed amended automatically without further notice to reflect the added or deleted Origin Points or Destination Points.
     3.3 Means of Transportation. Vehicles shall be moved in the Equipment described more fully in Section 5 hereof, and shall be transported in an efficient manner, without damage to the Vehicles. Except as otherwise specifically set forth in Appendix A, Carrier shall load the Vehicles tendered to it into the Equipment at the Origin Point. Carrier shall transport the Vehicles to the designated Destination Point by motor vehicle carrier. Except as otherwise specifically set forth in Appendix A, Carrier shall unload the Vehicles at the applicable Destination Point.

     3.4 Loading, Shipping and Unloading Manual. When loading, shipping and unloading Vehicles, Carrier shall comply fully with the Toyota/Lexus/Scion Vehicle Handling Manual, attached hereto as Appendix F and incorporated herein by this reference, as such Manual may be amended from time to time.
     3.5 Delivery Days. This Agreement encompasses loading, transporting, delivering and unloading of Vehicles by Carrier seven days a week, 24 hours a day, excluding holidays recognized by TMS/USA.
     3.6 Tender of Vehicles. TMS/USA shall tender Vehicles to Carrier at the Origin Points. Vehicles shall be deemed to be tendered to Carrier at the time of actual delivery of Vehicles to Carrier or any of its employees, agents, representatives or contractors.
     3.7 Personnel. Carrier shall retain competent, able and licensed personnel to perform the services requested by TMS/USA, and shall have the sole responsibility for paying, supervising and controlling all such personnel. Carrier shall have available one (1) or more supervisor/dispatcher(s) to coordinate transportation services for TMS/USA and a yard supervisor onsite during the loading of any Vehicle.
     3.8 Compliance with Law; Safety Rating. Carrier, at its sole cost and expense, shall procure and maintain, and shall be responsible for having its agents, employees, representatives and contractors procure and maintain, all licenses, permits, approvals and authorizations and pay any taxes required by local, state or federal authorities with respect to the transportation services performed under this Agreement and at all times Carrier shall act, and shall ensure that its agents, employees, representatives and contractors act, in full compliance with all federal, state and local laws, rules and regulations controlling the performance hereunder. Carrier shall at all times during the term of this Agreement maintain a “Satisfactory” safety rating from the FMCSA and all other satisfactory ratings from any other applicable governmental authorities (such as a satisfactory BIT rating from the California Highway Patrol), and shall provide TMS/USA with written proof of such rating within twenty-four (24) hours of request of same. If at any time during the term of this Agreement, Carrier’s safety rating is changed from “Satisfactory” to either “Conditional” or “Unsatisfactory” (or any other rating deemed unsatisfactory), Carrier shall immediately notify TMS/USA of that fact in writing, but in no event later than five (5) business days after Carrier’s safety rating was changed.
     3.9 Bill of Lading. Each shipment of Vehicles shall be evidenced by a bill of lading and/or manifest in the form specified by TMS/USA (“Bill of Lading”), which document, among other items, shall indicate the number and model of Vehicles that Carrier received at the Origin Point to be delivered at each Destination Point. Absence, loss or incompleteness of the Bill of Lading shall not relieve Carrier from responsibility for any Vehicles received by it, and the terms of this Agreement shall remain applicable to such Vehicles. In the event of any conflict between a Bill of Lading and this Agreement, this Agreement shall control.
     3.10 Inspection. Upon initial receipt of the Vehicles hereunder, Carrier shall have the option to inspect the Vehicles and make written notations of any damage and exceptions, if any, on the Bill of Lading. To the extent such written notations are reviewed and approved in writing by a designated TMS/USA representative prior to shipment, said exceptions shall be deemed “Damage Exceptions.”
     3.11 Financial Reporting. During the term of this Agreement and all extensions thereof, within thirty (30) days after the close of each of Carrier’s fiscal years and quarters, Carrier shall deliver to TMS/USA Carrier’s audited financial statements, including consolidated and consolidating audited financial statements if they are prepared, a balance sheet, and profit and loss and cash flow statements, in each case prepared in accordance with Generally Accepted Accounting Principles, and any other information requested by TMS/USA.
     3.12 New Technology. In addition to Carrier’s obligations pursuant to Section 5 hereof, Carrier shall cooperate with TMS/USA to develop procedures for testing alternative methods of transportation, and Carrier agrees to implement use of such methods to the extent considered beneficial by TMS/USA. Said methods shall be held to the same standards of condition, acceptability, safety and efficiency as specified for conventional motor vehicle transport hereunder.
     3.13 Carrier Authority. Carrier represents and warrants that it has all authority to operate as a motor contract carrier that is necessary to perform its obligations hereunder and that it is registered to operate as a for-hire motor carrier in interstate and foreign commerce by the FMCSA, or its successor in Docket No. MC-213250, a copy of which has been provided to TMS/USA by Carrier. Carrier further represents and warrants that it has all authority to operate as a for-hire motor carrier in intrastate commerce, and that Carrier’s California “T” file number is 0085095. Because it is the intent of the parties that services provided by Carrier for TMS/USA throughout the duration of this Agreement shall be provided only as motor contract carriage in Carrier’s capacity as a duly-registered or authorized motor carrier, Carrier shall notify TMS/USA immediately of any change or proposed change in its carrier registration or operating authority, including without limitation any revocation, cancellation, suspension or discontinuance by operation of law or otherwise of said registration or authority. If Carrier fails to so notify TMS/USA of said change or proposed change in carrier registration or operating authority within five (5) days of such change or proposed change, then, TMS/USA shall not be assessed transportation charges for services hereunder after the date of the applicable entity’s revocation, cancellation, suspension or discontinuance of said registration or authority. This Agreement is entered into pursuant to 49 U.S.C.A. §14101(b).
4. CONTRACT RATES AND PAYMENT
     4.1 Contract Rates. As full and complete compensation for the services and Equipment to be provided to TMS/USA by Carrier hereunder, Carrier shall charge TMS/USA, and TMS/USA shall pay, the Contract Rates set forth in Appendix A for all shipments made pursuant to this Agreement; provided, that as of the Effective Date such rates shall be increased by [XXXX] percent ([XXXX]%). Said compensation includes all costs and expenses incurred by Carrier in connection with the performance of its obligations pursuant to this Agreement, including any loading and unloading of the Vehicles (unless otherwise specifically set forth in Appendix A). Except as specifically set forth in Section 5.5 hereof, TMS/USA shall not pay any mileage charges, equipment usage charges, hourly charges, overtime charges, holiday charges, loading or unloading charges, fuel or security surcharges, or other charges or surcharges, however denominated, except where such additional charges are approved in writing by TMS/USA in advance.
     4.2 Payment Procedures. TMS/USA shall generate payments directly to Carrier through the Toyota Freight Payment System within fifteen (15) days of the date the Vehicles are delivered to and unloaded at the applicable Destination Points. TMS/USA shall provide a statement of all Vehicles shipped hereunder covered by each payment. Carrier shall submit an invoice to TMS/USA for all other shipments hereunder not covered by payments generated through the Freight Payment System. Each such invoice shall specify in detail the services rendered by Carrier pursuant to this Agreement, including without limitation, the date of receipt of the Vehicles by TMS/USA or its designee, and TMS/USA or its agent shall make payment within thirty-one (31) days after receipt of each such invoice. In the event of late payment by TMS/USA, no penalty shall be imposed by Carrier. Carrier shall forfeit any and all claims to compensation for shipments (including without limitation loading or unloading of Vehicles) under this Agreement for which Carrier has not requested payment either in writing or electronically within ninety (90) days after delivery of the Vehicles at the applicable Destination Point. Notwithstanding 49 U.S.C.A. §13710(a)(3)(A), Carrier shall not submit a freight bill or other invoice for, and Carrier hereby forfeits all right to, any additional charges due for any freight transported hereunder after sixty (60) days from the original payment of the transportation costs hereunder.
     4.3 Failure to Perform Services. Should Carrier or any of its employees, agents, representatives or contractors fail to make a required shipment or a required loading or unloading, or otherwise fail to perform any other obligations hereunder, which failure is not excused by a force majeure condition (as defined in Section 11 hereof), TMS/USA may either (a) secure another carrier or contractor to perform such services and Carrier shall pay all costs incurred by TMS/USA for alternate transportation services or (b) terminate this Agreement either in its entirety or with respect to discrete Origin Point(s) and/or Destination Point(s).
5. EQUIPMENT, SUPPLY, LOADING AND UNLOADING
     5.1 Furnishing Equipment. Carrier shall, at its sole cost and expense, furnish any and all equipment necessary or appropriate for the safe, damage free and efficient transportation of the Vehicles (collectively, the “Equipment”), adequate in number to accommodate the Vehicles tendered to Carrier hereunder, on the dates and at the times specified by TMS/USA; provided TMS/USA has given Carrier notice of TMS/USA’s requirements for such date (i.e., the number and type of Vehicles intended to be shipped hereunder).
     5.2 Equipment Quality. All Equipment supplied for use hereunder shall be maintained by Carrier in a clean, safe and efficient operating condition. All Equipment shall satisfy all applicable federal, state and local laws, rules and regulations, industry standards, and any other specifications reasonably required by TMS/USA. All Equipment shall be maintained to avoid any form of contamination or damage to Vehicles during shipment and loading/unloading. All Equipment shall be subject to TMS/USA’s inspection and approval prior to loading of Vehicles; provided, however, approval of Equipment and subsequent loading of Vehicles into Equipment shall not relieve Carrier from its responsibility or liability hereunder for any damage, loss, contamination, or destruction of the Vehicles. Carrier shall pay all costs and expenses of every kind or nature, in connection with the ownership, lease, use, maintenance and operation of any such

Equipment, including without limitation, any and all fees for licenses or permits and any local, state or federal taxes imposed.
     5.3 Acquisition or Modification of Equipment. Carrier shall have sole responsibility and risk with respect to the acquisition (by purchase or otherwise) or modification or alteration of any Equipment required for the performance of its obligations pursuant to this Agreement. TMS/USA shall have no responsibility to Carrier with respect to the acquisition, modification, or alteration of any Equipment.
     5.4 Equipment Loading and Unloading. Except as otherwise specifically set forth in Appendix A, and at no cost to TMS/USA, Carrier shall load the Vehicles on the Equipment at the applicable Origin Points and unload the Vehicles at the applicable Destination Points. Carrier shall have care, custody and control of the Vehicles from the time of tender of the Vehicles until completion of delivery to, and unloading at, the Destination Points (in a secured and covered area), unless specifically stated otherwise in Appendix A. Carrier is responsible for delivering the Vehicles to the applicable Destination Point in a secured and covered area at that location, protected from the elements, including without limitation rain, snow, sleet, flood, hail, theft, etc. (the “Secured Area”). To the extent Carrier finds that the Destination Point does not have a Secured Area, Carrier shall immediately call TMS/USA for further instructions at the numbers indicated on Appendix C attached hereto and incorporated herein by this reference, and Carrier shall comply with such further instructions at no additional cost to TMS/USA, unless otherwise agreed by the parties. All loading and unloading shall be completed solely by Carrier’s driver of a shipment, unless otherwise agreed in advance and in writing by TMS/USA.
     5.5 Soft-Tie Equipment Implementation Bonus. As an inducement to Carrier to implement next generation soft-tie auto carriers in its transportation of Vehicles hereunder, subject to the terms and conditions of this Section 5.5 hereof, TMS/USA shall pay to Carrier a surcharge equal to [XXXX] percent ([XXXX]%) of the Contract Rates applicable to each Vehicle that Carrier transports hereunder using a Qualified Soft-Tie Rig (the “Soft-Tie Surcharge”). In claiming any such Soft-Tie Surcharge, Carrier shall provide TMS/USA with such documentation, materials and information as TMS/USA in its sole discretion shall require to establish that such Vehicle was delivered by Carrier using a Qualified Soft-Tie Rig. In addition, Carrier shall: (a) permit, and shall cause its affiliates, agents and contractors to permit, TMS/USA to audit and copy the books and records of Carrier and each of its affiliates, agents and contractors to verify Carrier’s claim to such surcharge, and (b) provide to TMS/USA within thirty (30) days of the end of each calendar quarter a report regarding the status of Carrier’s soft-tie equipment, including without limitation a list of any Qualified Soft-Tie Rigs put into service during such quarter, and the date and location that each such Qualified Soft-Tie Rig was put into service.
6. SERVICE STANDARDS
     TMS/USA and Carrier agree that the transit time service standard for each Destination Point shall be as set forth in Appendix A. Transit time indicates the number of days that Carrier shall have from tender to the day of delivery (and unloading) of the Vehicles at the applicable Destination Points (i.e., inclusive of both the date of tender and delivery including loading and unloading). Carrier shall maintain detailed records by Destination Points reflecting actual transit times for each shipment subject to this Agreement. The frequency and severity of damage to Vehicles and frequency of lost or stolen Vehicles is of extreme importance to TMS/USA, and Carrier agrees that it will cooperate with TMS/USA in the monitoring of said events. If the damage or loss events reach a level unacceptable to TMS/USA, including without limitation levels of damage or loss that are in excess of the average damage or loss levels that TMS/USA experiences with other domestic motor carriers transporting finished Vehicles during any three-month period, then TMS/USA shall have the right to terminate this Agreement immediately, either in whole or with respect to a particular Origin Point or Destination Point. Failure by Carrier to meet any of the service standards shall be deemed a breach of this Agreement.
7. LIABILITY AND CLAIMS
     7.1 Loss of or Damage to Vehicles; Carrier Liability. The term “Latent Damage” shall mean damage to Vehicles which is undetectable during a standard receiving inspection. Latent Damage shall apply only to those Vehicles that have been documented (or otherwise identified pursuant to mutually agreed upon procedures) as having been damaged while in the care, custody or control of Carrier or any of its employees, agents, representatives or contractors. The term “Actual Losses” shall include without limitation all damage and losses that are described in Appendix B attached hereto and incorporated herein by this reference. Other than Damage Exceptions described in Section 3.10 hereof and damages to Vehicles solely to the extent specifically excused pursuant to Section 11 hereof, and notwithstanding any rights or remedies the parties may have under 49 U.S.C.A. § 14706, which rights and remedies they hereby waive, Carrier shall be fully liable to TMS/USA for: (a) any Actual Losses in connection with the Vehicles which are lost, damaged (including Latent Damage or contamination) or destroyed between the time such Vehicles have been tendered to Carrier for transport at the Origin Point and the time the Vehicles are tendered to TMS/USA at the applicable Secured Area at the Destination Point, or whenever the Vehicles are in the possession of or under the care, custody or control of Carrier (or any of its employees, agents, representatives or contractors), and (b) any loss, damage, liability, cost, claim or destruction which arises directly or indirectly from the performance of or failure to perform properly the obligations pursuant to this Agreement by Carrier or any of its employees, agents, representatives or contractors. The amount to be paid by Carrier to TMS/USA for loss of or damage to Vehicles shall be computed as set forth in Appendix B. In the event of damage to Vehicles, Carrier shall not, under any circumstance, cause, suffer or permit the sale or disposal of any of the Vehicles or parts thereof as salvage or otherwise. Carrier’s obligations with respect to this Section 7.1 shall survive the termination or expiration of this Agreement.
     7.2 Notice of Loss, Damage or Delay. Immediately after learning of loss, damage or destruction to all or part of a TMS/USA shipment, or any delay causing a failure to meet any scheduled or expected delivery time hereunder, Carrier shall notify TMS/USA of such event pursuant to Section 13.2 hereof. Carrier shall also satisfy the notification requirements set forth in Appendix C.
     7.3 Filing of Claims. TMS/USA shall submit to Carrier a written claim or intent to file a claim for loss of or damage to or destruction of any Vehicles (“Claim”) within nine (9) months of the later of: (a) receipt by TMS/USA of written notification from Carrier of damage to or loss or destruction of a Vehicle, or (b) delivery of a damaged Vehicle to the applicable Destination Point as evidenced by the delivery receipt or the independent survey report. Notwithstanding the foregoing, Vehicles containing Latent Damage shall not be considered “delivered” for fifteen (15) calendar days after actual delivery at the Destination Point (i.e., TMS/USA shall have nine (9) months plus fifteen (15) days after actual delivery to file a Claim for Latent Damage).
     7.4 Claim Mitigation. TMS/USA acknowledges that it has an obligation to mitigate the amount of any Claim submitted to Carrier for a Vehicle which has been lost or damaged, to the extent the Vehicle cannot be repaired to Class I or Class II categories as shown on Appendix B. Carrier agrees that the deductible salvage values described in Appendix B constitute full and complete mitigation by TMS/USA for any Class III Vehicles. No further efforts at mitigation are required by TMS/USA under any circumstances.
     7.5 Claim Review Period. Carrier shall process all Claims and, within forty-five (45) days of receipt of a Claim from TMS/USA, submit to TMS/USA either: (a) full payment, (b) written notification of denial, or (c) written notification that the Claim is under consideration. All Claims for which TMS/USA has received notification of pending consideration must be paid or denied by Carrier within ninety (90) days of original receipt of the Claim. The parties agree to cooperate in resolving any disputed Claims within thirty (30) days of notice of Claim denial by Carrier. TMS/USA shall have the right to file a legal action in connection with any unpaid Claims within three (3) years of its receipt of a written Claim denial, or within the time frame of the applicable statute of limitations, whichever is longer. A Claim shall not be deemed denied until Carrier informs TMS/USA in writing of the Claim disallowance and the reasons for the disallowance. Statements of Carrier’s insurers shall not be deemed statements of Carrier for purposes of determining Claim denial unless the insurer specifically states in the written Claim denial that it is acting on behalf of Carrier.
8. INSURANCE AND INDEMNITY
     8.1 Commercial General Liability Insurance. At all times throughout the term of this Agreement, Carrier shall procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, commercial general liability insurance with minimum coverage of Two Million Dollars ($2,000,000) combined single limit per occurrence for bodily injury and/or property damage, including contractual liability and completed operations coverage.
     8.2 Automobile Liability Insurance. Carrier shall, throughout the term hereof, procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, automobile liability insurance with combined single limits pursuant to the following table applicable to bodily injury and property damage and with at least statutory minimum limits for uninsured motorist coverage.

Category of Equipment	Limit

Equipment indirectly used in rendering services to TMS/USA	$1,000,000
Equipment, other than straight trucks and tractor/trailer trucks, directly used in	$2,000,000

Category of Equipment	Limit

rendering services to TMS/USA
Straight trucks and tractor/trailer trucking operations	$5,000,000
     8.3 Cargo Liability Insurance. Throughout the term of this Agreement and any extensions thereof, Carrier shall procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, cargo liability insurance for loss of or damage to Vehicles in an amount not less than Five Hundred Thousand Dollars ($500,000) per conveyance. Such insurance shall be primary when applied to any loss.
     8.4 Employer’s Liability Insurance. Throughout the term of this Agreement and any extensions thereof, Carrier shall procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, employer’s liability insurance in the amount of at least One Million Dollars ($1,000,000).
     8.5 Workers Compensation Insurance. Throughout the term of this Agreement and any extensions thereof, Carrier shall procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, a policy or policies of workers compensation or similar insurance with such limits as may be required by law, rule or regulation.
     8.6 Environmental Liability Insurance. Throughout the term of this Agreement and any extensions thereof, Carrier shall procure and maintain, and shall have each of its agents, representatives and contractors procure and maintain, at its (or their) sole cost and expense, environmental liability insurance for sudden or non-sudden environmental damage or pollution, in the amount of at least One Million Dollars ($1,000,000) per occurrence.
     8.7 Insurance Coverage Requirements.
          8.7.1 Acceptable Insurers. All insurance coverages required by this Agreement shall be procured from insurers incorporated in the continental United States with A.M. Best Company ratings of at least A— and with financial size categories of at least Class VII.
          8.7.2 Type of Insurance; Minimum Amount. All policies of insurance required by this Agreement shall be occurrence based. If Carrier or any agent, representative or contractor is unable to obtain this type of coverage, the policies of insurance shall be claims-made and shall include a five year tail and a reinstatement of policy limits clause. If any law, rule or regulation shall require minimum amounts of insurance in excess of the minimum amounts required by this Agreement, then, the minimum amounts of insurance required by this Agreement shall be increased automatically without notice to the minimum amounts required by any such law, rule or regulation.
          8.7.3 Additional Insured. Carrier and each of its agents, representatives and contractors shall have TMS/USA and its subsidiary, affiliated and parent corporations included as additional insureds on the commercial general liability, automobile liability and environmental liability insurance described above. Carrier and each of its agents, representatives and contractors shall have TMS/USA named as the loss payee on the cargo liability insurance to the extent of its interests.
          8.7.4 Certificates of Insurance. Upon execution of this Agreement and upon TMS/USA’s request from time to time, Carrier shall provide to TMS/USA proof that it has obtained all of the insurance coverages required by this Agreement and that all such insurance remains in effect, which proof shall be acceptable to TMS/USA and shall include without limitation one or more certificates of insurance, copies of the declaration pages of all insurance policies, and copies of the endorsements naming as additional insureds or loss payees on the insurance the entities required by Section 8.7.3 hereof. At least ten (10) days prior to expiration of any required insurance coverage, Carrier shall provide TMS/USA with certificates and their applicable declaration pages and endorsements evidencing renewal or replacement coverages. TMS/USA shall receive at least thirty (30) days written notice before any change, cancellation, expiration or reduction of such coverage.
     8.8 Indemnity. Carrier shall defend, indemnify and hold harmless TMS/USA and its parent, subsidiary and affiliated corporations, and each of their respective officers, directors, employees, agents, representatives, shareholders, distributors, dealers and servants, and their successors and assigns, from and against any and all losses, claims, actions, suits, proceedings, judgments, damages, costs, liabilities, assessments and expenses, including without limitation actual fees of attorneys and experts, and all other legal expenses (collectively, the “Damages”): (a) directly or indirectly based upon, arising out of, caused by, or in connection with the performance of the obligations pursuant to this Agreement, or breach thereof, by Carrier or any of its agents, representatives, employees or contractors, or any of their respective officers, directors, contractors, employees, agents, representatives or servants, except to the extent such Damages result from the willful misconduct or grossly negligent acts or omissions of TMS/USA, and/or (b) that may be incurred or asserted by or on behalf of any persons furnished, supplied or retained by Carrier, or any of its employees, agents, representatives or contractors. Carrier acknowledges and agrees that the indemnification obligation set forth in this Section 8.8 includes, without limitation, Carrier’s obligation to indemnify TMS/USA for any Damages arising from TMS/USA’s failure to be charged the agreed upon Contract Rates set forth in this Agreement, including without limitation the difference between the rates set forth in this Agreement and the rates TMS/USA in fact may be required to pay for Carrier’s services. Carrier’s obligations with respect to this Section 8.8 shall survive termination or expiration of this Agreement.
9. RENEGOTIATION
     If performance of the terms of this Agreement shall cause a material adverse effect on either of the parties due to causes beyond the control of that party, the party suffering the material adverse effect may request in writing that any and all affected terms of this Agreement be renegotiated. Any request for renegotiation shall include documentation substantiating in full the material adverse effect triggering such request. Upon receipt of such request and substantiating documentation, the parties agree to negotiate in good faith to reach agreement on revised terms. New terms so renegotiated shall be reduced to writing in the form of an amendment to this Agreement and shall be effective as agreed by the parties. If, despite good faith negotiations, the parties are unable to agree upon new terms within ninety (90) days of the date a party delivers a written request for renegotiation with complete substantiating documentation (the “90-Day Period”), Carrier shall continue to provide TMS/USA the services set forth hereunder at the then existing Contract Rates until such time (not to exceed six (6) months from the end of the 90-Day Period) as TMS/USA shall have obtained a replacement carrier for the services provided by Carrier hereunder, and this Agreement shall terminate upon written notice from TMS/USA to Carrier confirming that TMS/USA has obtained and begun receiving such services from such replacement carrier.
10. INDEPENDENT CONTRACTOR
     10.1 Carrier’s Employees. Carrier is an independent contractor hereunder and is not, nor shall be considered or permitted to be, an agent, servant, joint venturer or partner of TMS/USA. All persons furnished, used, retained or hired by or on behalf of Carrier shall be considered to be solely the employees, contractors, representatives or agents of Carrier, and Carrier shall be responsible for payment of any and all unemployment, social security and other payroll taxes or health benefits for such persons, including without limitation any related assessments or contributions required by law. Carrier shall further maintain its own payroll accounts, records, and necessary reports as an employer, and shall have sole responsibility for workers’ compensation and similar responsibilities, social security and income tax withholding, and Carrier agrees to comply with all federal, state and local laws, rules and regulations pertaining thereto.
     10.2 No Agency. TMS/USA and Carrier agree that neither party shall have the right or duty to, nor shall such party, act as agent for the other party, or make any representations or enter into any negotiations or agreements on behalf of the other party, without the prior written consent of the other party, in the other party’s sole discretion.
11. FORCE MAJEURE
     Neither party hereto shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts of God, civil or military authority, civil disturbance, war, fires or other catastrophes beyond the parties’ reasonable control; provided that nothing contained in this Section 11 shall relieve Carrier from its liability under Sections 7 or 8 hereof; and provided, further, that the parties shall make all reasonable efforts to continue to meet their obligations during the duration of the force majeure condition; and provided, further, that the party declaring force majeure shall notify the other party in writing immediately when the force majeure condition begins, the nature of the force majeure condition, and when such condition has terminated. Notwithstanding the foregoing, the term “force majeure” does not include: (a) insufficient or poorly maintained Equipment, (b) insufficient drivers, crew or other personnel, or (c) any event or condition unless Carrier is able to establish that it and its employees, agents, representatives and contractors are free from negligence associated with or responsibility for said condition or event. Payment of compensation pursuant to Section 4 hereof shall be abated during the pendency of a force majeure condition. The suspension of any obligations based on force majeure shall neither cause the term of this Agreement to be extended nor affect any rights accrued under this Agreement prior to the force majeure condition. If the force majeure condition continues for more than ten (10) days, TMS/USA, at its option, shall have the right to terminate this Agreement by giving Carrier at least five (5) days prior written notice of said termination effective either immediately as of the fifth day following delivery of such notice or on such other later date as shall be specified in such notice of termination.
12. TERMINATION
     12.1 If:
          (a) the Bankruptcy Proceedings, or the chapter 11 case of Carrier which comprises the Bankruptcy Proceedings, is dismissed or converted to a case under chapter 7 of the Bankruptcy Code; or
          (b) Carrier fails to obtain the order of the Bankruptcy Court approving Carrier’s entry into and performance of its obligations under this Agreement as described in Section 1.9 above on or before May 15, 2007; or
          (c) a chapter 11 trustee is appointed in the Bankruptcy Proceedings for Carrier; or
          (d) during the course of the Bankruptcy Proceedings a substantial portion of the assets and properties of Carrier is sold or transferred, voluntarily or involuntarily, whether pursuant to section 363 of the Bankruptcy Code, or otherwise, excluding any transfers provided for in the Joint Plan of Reorganization filed with the Bankruptcy Court on March 2, 2007, then, this Agreement shall terminate automatically without further notice or application to, or order of, the Bankruptcy Court.
     12.2 If at any time:
          (a) without reference to the Bankruptcy Proceedings, either party becomes insolvent, files a petition in bankruptcy, or makes a general assignment for the benefit of creditors; or
          (b) without reference to the Bankruptcy Proceedings, either party has a petition in bankruptcy filed against it, or has an attachment of execution levied upon any of its property connected with its performance hereunder, or has a receiver appointed on account of its business or insolvency, which petition, attachment or receiver is not dismissed within thirty (30) days; or
          (c) without reference to the Bankruptcy Proceedings, either party has any legal proceeding taken against it which in the reasonable opinion of the other party interferes with the diligent and efficient performance and satisfactory completion of the obligations hereunder; or
          (d) either party fails, neglects or refuses to maintain the insurance or self-insurance required hereunder, or provide proof of same immediately; or
          (e) Carrier fails, neglects or refuses to maintain the for-hire motor carrier authorities or registration or other licenses, permits or authorities to provide the services as required hereunder, or fails to maintain a “Satisfactory” safety rating from the FMCSA or other applicable governmental authorities (such as the California Highway Patrol); or

          (f) fails, neglects or refuses to perform according to and in full compliance with any of the other provisions and covenants of this Agreement and such default is not cured within five (5) days after receipt of notice of same from the other party; or
          (g) Carrier, Allied Holdings or Allied Automotive Group, Inc. undergoes any direct or indirect change of control (which shall include any merger, change of beneficial ownership of fifty percent (50%) or more of the voting power of those securities of such entity entitled to vote in or appoint directors or sale or other transfer of substantially all of the assets of such entity (other than as permitted pursuant to Section 12.1(d) above and the granting of liens in connection with loan transactions in the ordinary course of business);
then in any such event, the other party, at its option, and without prejudice to any other right or remedy, and without application to or order of the Bankruptcy Court, shall have the right to terminate this Agreement immediately for cause by giving the other party written notice effective immediately upon delivery or as otherwise stated in the notice of termination. Termination of this Agreement for any reason shall not release any party from any obligation that may have accrued prior to such termination, nor shall it preclude any party from exercising any remedies it may have at law or in equity to enforce such obligations, which obligations, in the case of Carrier, shall constitute post-petition administrative claims in the Bankruptcy Proceedings entitled to priority under sections 503 and 507(a)(2) of the Bankruptcy Code. Carrier acknowledges and agrees that it may not seek relief of any nature or kind from the Bankruptcy Court to impede or delay such termination on the basis of section 105 of the Bankruptcy Code.
13. GENERAL PROVISIONS
     13.1 Assignment. Neither party hereto may assign this Agreement, in whole or in part, or any rights granted herein, or delegate to another person or entity any of the duties hereunder, without the prior written consent of the other party. Any attempt to assign or transfer or delegate without such consent shall be void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Notwithstanding the foregoing, Carrier shall be and remain responsible and liable for all of its obligations hereunder, even if agents, representatives or contractors are approved by TMS/USA (and the agents, representatives and contractors must comply with the terms hereof as though they were Carrier hereunder). Nothing in this Section 13.1 shall be construed to limit, remove or compromise any right or remedy TMS/USA may have at law or in equity against any such agent, representative or contractor. In addition, notwithstanding the foregoing, TMS/USA shall have the right, at any time, to assign its rights or obligations hereunder to an affiliated entity without the prior consent of or notice to Carrier.
     13.2 Notices. Except as otherwise provided in this Agreement, all notices or submissions to be made or delivered by either party hereto shall be in writing and shall be sent by United States Postal Service certified mail, return receipt requested, postage prepaid, by overnight delivery service, by facsimile transmission, or personally delivered to the following addresses:

To Carrier:	Allied Systems, Ltd.
160 Clairemont Avenue, Suite 200
Decatur, Georgia 30030

Attention: Thomas M. Duffy, Executive Vice President
Facsimile No.: (404) 370-4206

To TMS/USA:	Toyota Motor Sales, U.S.A., Inc.
c/o Toyota Logistics Services, Inc.
19001 South Western Avenue
Torrance, California 90509
Attention: Supply Chain Manager
Facsimile No.: (310) 468-7803
or to such other names or addresses as may be set forth in any notice sent in accordance with the provisions herein. Delivery shall be deemed to have occurred upon receipt or first attempted delivery; provided, however, that with respect to facsimile transmissions, delivery shall be deemed to have occurred upon receipt of confirmation of successful facsimile transmission, and should a transmission be completed after regular business hours of the recipient of the transmission, such notice shall be deemed to have been received on the next business day.
     13.3 Advertising. Carrier agrees that it will not, without the prior written consent of TMS/USA, use in advertising, publicity, packaging, labeling or otherwise, any trade name, trademark, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned by TMS/USA, or any of its affiliated companies, to identify any of its or their products, equipment or services, or otherwise advise any third party that TMS/USA is a customer of Carrier (unless otherwise specifically allowed hereunder).
     13.4 Entire Agreement. This Agreement, together with all appendices, constitutes the entire agreement between TMS/USA and Carrier and their respective affiliates with respect to the subject matter hereof. There are no promises, terms, conditions or obligations other than those contained herein, and this Agreement supersedes all previous communications, representations, previous drafts of this Agreement, or agreements, either oral or written, between the parties, including without limitation the Current Agreement and all amendments and supplements thereto (including without limitation the letters between TMS/USA and Carrier dated August 31, 2001, September 6, 2001, November 12, 2003 and December 22, 2004). No modification, alteration or amendment of this Agreement, including any appendix hereto, shall be effective unless the same is evidenced in writing making specific reference to this Agreement, and is signed by duly authorized representatives of both parties. Carrier hereby represents and warrants that, other than this Agreement, there are no other agreements, contracts, arrangements or understandings between Carrier or any of its affiliates and TMS/USA. TMS/USA and Carrier each hereby acknowledge that the Current Agreement has expired in accordance with its terms and is no longer of any force or affect.
     13.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law principles therein; provided, however, with respect to any action at law by Carrier to recover undercharges and by TMS/USA to recover overcharges, such action shall commence pursuant to the time deadlines applicable to motor carriers under 49 U.S.C.A. § 14705, as amended or superseded. This Agreement was first signed by Carrier and then sent to TMS/USA’s offices at 19001 South Western Avenue, Torrance, California, for final approval and execution, and has subsequently been there signed and delivered by mail (and Carrier has expressly consented to such delivery) on behalf of TMS/USA, and the parties hereto intend this Agreement to be executed as a California contract and construed in accordance with and governed by the laws of the State of California without regard to conflicts of law principles therein.
     13.6 Non-Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior or subsequent breach of the same, or any prior, concurrent or subsequent breach of any other, provisions hereof and no waiver by any party shall be effective unless made in writing and signed by an authorized representative of that party. The failure of any party to insist upon strict compliance with this Agreement, or any of the terms and conditions hereof, shall not be deemed a waiver of any rights or remedies that such party may have.
     13.7 Confidentiality. Carrier agrees to treat as confidential all information relating to the existence and substance of this Agreement, and further agrees not to disclose any such information to any third party without the prior written consent of TMS/USA; provided, that Carrier may disclose the terms of this Agreement to the extent required to obtain the order of the Bankruptcy Court described in Section 1.9 hereof. The provisions of this Section 13.7 shall not apply to disclosures made as required by law, rule or regulation, but shall continue in effect after the termination or expiration of this Agreement.
     13.8 Severability. In the event that any provision of this Agreement shall be held invalid, illegal or otherwise unenforceable for any reason in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     13.9 [RESERVED]
     13.10 Sole Discretion. Any reference in this Agreement to a consent, option, approval or decision to be made or exercised by TMS/USA, or any permission to be granted by TMS/USA, shall be in the sole discretion of TMS/USA, unless otherwise expressly stated herein.
     13.11 Headings. The Section and Subsection headings contained in this Agreement are for reference only and are not intended to define or limit the scope of this Agreement or any term thereof.
     13.12 Recitals. The “Recitals” on page 1 hereof are incorporated herein and made a part of this Agreement.
     13.13 Document Preservation. Carrier shall preserve a copy of this Agreement for three (3) years after the termination or expiration hereof, and shall preserve all shipping records for five (5) years from date of delivery of each applicable shipment, or for such greater period as may be required by federal, state or local laws, rules or regulations.

     13.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but such counterparts shall together constitute one and the same instrument.
     13.15 Legal Proceedings; Dispute Resolution. Any lawsuit related to this Agreement shall be commenced only in the United States District Court for the Central District of California in Los Angeles, California. In the event the forum selected by the parties is found to lack jurisdiction over the subject matter of the dispute, any party may commence suit in a state court of general jurisdiction of California (and only in said court). Each party hereby irrevocably submits to the exclusive jurisdiction of the aforementioned Federal and state courts in California and, in so doing, authorizes service of process upon it by serving the lawsuit upon the party’s representative set forth in Section 13.2 hereof. Notwithstanding the terms hereof, the parties agree that in the event of any dispute between the parties relating to this Agreement, each party will explore with the other party resolution of the dispute through alternative dispute resolution techniques prior to pursuing litigation. This obligation shall not be applicable for purposes of either party’s attempt to obtain or enforce provisional equitable remedies, such as a temporary restraining order or preliminary injunction. This obligation shall extend beyond the termination or expiration of this Agreement. All negotiations pursuant to these alternative dispute resolution techniques are confidential and shall be treated as compromise negotiations for all purposes, including for purposes of the Federal Rules of Evidence and state Rules of Evidence, and shall be held in Los Angeles County, California or other mutually agreed upon location. Pending decision of any disputes hereunder, Carrier shall diligently proceed with the performance of all services as specified in this Agreement.
     13.16 Non-Exclusive Agreement. The parties understand and agree that TMS/USA, in its sole discretion, may use any third party to perform the same services provided hereunder by Carrier.
     13.17 Time of the Essence. Time is of the essence of this Agreement.
     13.18 No Interpretation Against Drafter. The parties hereto are sophisticated, have been represented by lawyers throughout this transaction and understand the provisions of this Agreement (and all appendixes hereto). The presumptions of California Civil Code Section 1654 (and of any other statutes or doctrines of similar import) relating to the interpretation of contracts against the drafter of any particular clause of such contracts shall not be applied in this case and the parties hereby waive the effects of such statutes and doctrines.
     13.19 Attorneys Fees and Costs. The prevailing party in any legal action or proceeding arising out of or related to this Agreement shall be entitled to receive from the other party, in addition to any other relief that may be granted, attorneys’ fees, costs and expenses incurred by the prevailing party in said action or proceeding. For purposes of this Section 13.19, “prevail” shall mean obtaining substantially the result sought, whether by judgment, settlement, or otherwise.
     13.20 Conflicting Terms. The parties agree that no terms or conditions contained in any purchase order, acknowledgment, invoice, bill of lading or other document submitted by any party to the other shall be binding to the extent it contains any terms which are additional to or inconsistent with any terms or conditions of this Agreement, unless specifically authorized by this Agreement or otherwise agreed to in writing by the parties hereto.

     13.21 No Liens. Carrier acknowledges that it has no title to the Vehicles, nor shall it allow any of TMS/USA’s property or the Vehicles to be subject to any lien, encumbrance or any similar interest therein created by or on behalf of, or due to any acts or omissions of, Carrier or any of its agents, representatives, employees or contractors.
     13.22 Cumulative Remedies. The rights and remedies of TMS/USA hereunder shall be cumulative and in addition to any other rights and remedies TMS/USA may have at law or in equity, or both.
     13.23 Administrative Claim in Bankruptcy Proceedings. All claims of TMS/USA under this Agreement, whether arising from the performance or failure of performance by Carrier of its monetary or non-monetary obligations hereunder, including but not limited to claims arising under Section 13.19 hereof, shall constitute post-petition administrative claims in the Bankruptcy Proceedings entitled to priority under sections 503 and 507(a) of the Bankruptcy Code.
     13.24 Additional Terms. The parties agree that this Agreement is subject to such other terms as are included in Appendix E attached hereto and incorporated herein by this reference.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

Attested by:	TOYOTA MOTOR SALES, U.S.A., INC.
	By:	/s/ James E. Lentz
Print
		Name:	James E. Lentz
[Print Name and Title]		Title:	Executive Vice President

Attested by:	ALLIED SYSTEMS, LTD.
	By:	/s/ Thomas M. Duffy
Print
		Name:	Thomas M. Duffy
[Print Name and Title]		Title:	EVP

APPENDIX A

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/05
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/05
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Fremont	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/08
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	WY	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	WY	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	WY	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	WY	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Long Beach	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/08
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/08
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/08
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	CA	[xxx]	[xxx]	[xxx]	02/01/06
Mira Loma	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	UT	[xxx]	[xxx]	[xxx]	02/01/06
Salt Lake	[xxx]	[xxx]	[xxx]	NV	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
St. Paul	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Pau!	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Pau!	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	ND	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	SD	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
St. Paul	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/08
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/08
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/08
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01106
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06,
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	W/	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IL	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	IA	[xxx]	[xxx]	[xxx]	02/01/06

Destination Point
				Dealer		Transit
Origin	Dealer			State	Dealer	Standard		Effective
Point	Code	Dealer Name	Dealer City Name	Code	Zip Code	(Days)	Rate	Date
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	KY	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MN	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MO	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	MO	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	OH	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	Wi	[xxx]	[xxx]	[xxx]	02/01/06
West Chicago	[xxx]	[xxx]	[xxx]	WI	[xxx]	[xxx]	[xxx]	02/01/06

Appendix B
DAMAGE, INSPECTIONS, REIMBURSEMENT AND REPAIR COSTS
Damage Classification
Damaged Vehicles are classified into one of four categories, depending upon severity:
Class I:	Repair and sell as new

Class II:	Repair and sell as used

Class III:	Do not repair; do not wholesale
     TLS defines any Vehicle damaged to the extent that it cannot be repaired and sold as new as a critically damaged Vehicle (Class II and III). TLS will be the sole judge of what comprises a critically damaged Vehicle, and will determine Vehicle disposition.
     Lost or stolen Vehicles shall be deemed Class III, but with no salvage value offset.
     Third Party Inspection
     Carrier and TMS/USA will abide by a physical inspection conducted by VASCOR or other inspector selected by TMS/USA, but TMS/USA shall solely determine the damage classification of the Vehicles. Carrier may object to an inspector if Carrier can establish that said inspector is biased against Carrier.
     Reimbursement and Vehicle Disposition
     Class I Vehicles: Carrier will be responsible for the cost of all repairs required to bring a Vehicle up to TMS/USA new car standards including without limitation, any administrative or overhead expenses incurred by TMS/USA as it relates to the damaged Vehicles. Carrier will reimburse TMS/USA for the entire repair cost, including any special surveys and/or associated transportation costs (e.g., towing costs, taxes, fees), incurred at a TMS/USA-authorized repair facility. No salvage value offset shall be applied.
     Class II Vehicles: Carrier will reimburse TMS/USA for the entire repair cost, including any special surveys and/or associated transportation costs (e,g., towing costs, taxes, fees), incurred at a TMS/USA-authorized repair facility. Carrier will also reimburse TMS/USA for the Market Value Difference. The term “Market Value Difference” shall mean the loss incurred by TMS/USA in selling the vehicle as a used car or in using the vehicle for company services. No salvage value offset shall be applied.
     Market Value Difference is calculated as ten percent (10%) of dealer invoice.
     Class III Vehicles: Carrier will reimburse TMS/USA for the entire dealer cost, less salvage value offset of ten percent (10%) of such cost, except as set forth above with respect to lost or stolen Vehicles.

Appendix B
1 of 2

     Accumulated Damage
     TMS/USA has adopted a Repair Disclosure Policy whereby it provides its dealers with information on the cumulative dollar amount of certain repairs made to Vehicles prior to dealership delivery. In addition, TMS/USA has established a disclosable repair threshold which determines Vehicles which must be sold as Class II Vehicles. The current disclosable repair dollar threshold for Toyota Class II Vehicle determination is $1,000 or 5% of Manufacturer’s Suggested Retail Price, including accessories, whichever is higher, up to a $1,500 cap. The current disclosable repair dollar threshold for Lexus Class II Vehicle determination is $1,500. Said disclosable repair dollar thresholds may be changed from time to time at TMS/USA’s direction, and shall be binding upon the parties.
     Where one logistics contractor (i.e., Carrier) causes damage higher than the disclosable repair threshold, Carrier will reimburse TMS/USA for the repair cost plus the Market Value Difference.
     Where more than one logistics contractor (i.e., third party carriers or processors hired by TMS/USA) has caused cumulative damage higher than the threshold, but no one logistics contractor alone caused damage above the threshold level, the Market Value Difference will be prorated according to the percentage of the total cumulative damage caused by each logistics contractor. TMS/USA will assess the Market Value Difference as follows:

A	=	$ value of damage caused by logistics contractor A

B	=	$ value of damage caused by logistics contractor B

A/(A+B)	=	A’s share of the Market Value Difference

B/(A+B)	=	B’s share of the Market Value Difference

Appendix B
2 of 2

Appendix C
NOTIFICATION OF ANY ACCIDENT
     Carrier will notify the Toyota Logistics Services Supply Chain Department (see notification telephone list below) of any accident or other catastrophic event, where the Vehicles are involved, or any time Carrier is unable to locate a Secured Area at a Destination Point.
     All Equipment will be thoroughly inspected by TMS/USA or its designee representatives if TMS/USA so desires prior to approval for movement to final destination. This will include a physical inspection of the Vehicles. Movement to a Destination Point or other first point of inspection will be at the discretion of TMS/USA. Carrier will be allowed to move Equipment to such location as to allow movement of traffic around the affected area.
     Written notification must follow within 24 hours of the incident.

Jim Karkos	Office:	(310) 468-6062
Sr. Quality Assurance Administrator	Cell:	(562) 857-4146
	Fax:	(310) 381.6362

Scott Heimer	Office:	(310) 468-7101
Highway Transportation Logistics Manager	Cell:	(310) 293-5438
	Fax:	(310) 381-6194

Appendix C
1 of 1

Appendix D
Governmental Agencies
California Highway Patrol
California Public Utilities Commission
California Department of Motor Vehicles
[ANY OTHERS?]

Appendix D
1 of 1

Appendix E
Additional Terms
     COD Shipments Collect-on-delivery services (C.O.D.) will not be provided hereunder unless specifically agreed upon by the parties hereto in writing.

Appendix E
1 of 1

Appendix F
Toyota/Lexus/SCION Vehicle Handling Manual
The manual describes proper procedures for handling, loading, and unloading all Toyota (including Scion) and Lexus vehicles at marshalling yards, rail ramps, carrier consolidation yards, and any other similar environment. These standards apply to yard staging operations, as well as rail and truck loading and unloading. Unless otherwise noted, the term ‘vehicle” refers to a Toyota or Lexus production vehicle being processed for delivery to a customer.
All personnel involved with handling Toyota, Scion and Lexus vehicles must be fully aware of these procedures, as they have been specifically developed to deliver damage-free vehicles to our customers. All procedures in this manual must be followed without exception. Any deviation from these procedures must be agreed to beforehand by the Headquarters Vehicle Logistics Department of Toyota Logistics Services (TMS/USA), Torrance, California.
This document can be accessed electronically at www.eToyota.com.
•	Click on “Logistics”

•	Enter username “i_toyota” and password “toyota”

•	Click “Submit” or press “Enter”

•	Click on “Toyota/Lexus Vehicle Handling Manual”
You must have Adobe Acrobat Reader to view the document.
For any questions or comments regarding this manual or vehicle handling procedures in general, contact:
Toyota Logistics Services, Inc.
Quality Assurance, Vehicle Logistics Department
19001 S. Western Avenue, Mail Stop A141
Torrance, CA 90501

Appendix F
1 of 1